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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)   November 17, 1997

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                        Florida Panthers Holdings, Inc.
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             (Exact name of registrant as specified in its charter)



  1-13173                          Delaware                      65-0676005
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(Commission                    (State or other               (I.R.S. Employer
File Number)                     jurisdiction               Identification No.)
                               of incorporation)




        450 East Las Olas Boulevard, Fort Lauderdale, FL         33307
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       (Address of principal executive offices)               (Zip code)


     Registrant's telephone number, including area code       (954)712-1300

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         --------------------------------------------------------------
         (Former name or former address, if changed since last report)





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ITEM 5. OTHER EVENTS

     In order to effect a change in domicile from Florida to Delaware (the "Reincorporation"), Florida Panthers Holdings, Inc., a Florida corporation ("Panthers-Florida"), was merged with and into Florida Panthers Holdings, Inc., a Delaware corporation ("Panthers-Delaware"), on November 17, 1997 (the "Effective Time"). Prior to the Effective Time, Panthers-Delaware had been a wholly-owned subsidiary of Panthers-Florida, organized for the purpose of effecting the Reincorporation. At the Effective Time, Panthers-Delaware became the surviving entity of the merger pursuant to which the Reincorporation was completed. The merged entity is governed by the Delaware General Corporation Law ("DGCL") and the certificate of incorporation and bylaws of Panthers-Delaware.

     The Reincorporation (as more fully described in Panthers-Florida's Definitive Proxy Statement on Schedule 14A dated October 9, 1997) was consummated pursuant to an Agreement and Plan of Merger dated November 17, 1997 (the "Merger Agreement"), by and among Panthers-Florida and Panthers-Delaware and was approved by the stockholders of Panthers-Florida at its Annual Meeting of Stockholders held on November 17, 1997 (the "Annual Meeting").

     At the Effective Time, the directors and executive officers of Panthers-Florida became the directors and executive officers of Panthers-Delaware. Panthers-Delaware's business, mailing address, principal executive offices and telephone number are the same as those of Panthers-Florida.

     Upon the Effective Time, each outstanding share of Class A common stock, $.01 par value per share of Panthers-Florida (the "Panthers-Florida Class A Common Stock") and each outstanding share of Class B common stock, par value $.01 per share of Panthers-Florida (the "Panthers-Florida Class B Common Stock") was automatically converted into one share of Class A Common Stock, $.01 par value per share of Panthers-Delaware (the "Panthers-Delaware Class A Common Stock") and one share of Class B common stock, par value $.01 per share of Panthers-Delaware (the "Panthers-Delaware Class B Common Stock"), respectively. Outstanding options to purchase shares of Panthers-Florida Class A Common Stock were automatically converted into options to purchase the same number of shares of Panthers-Delaware Class A Common Stock. Each employee stock plan and any other employee benefit plan to which Panthers-Florida was a party, whether or not such plan was related to Panthers-Florida Class A Common Stock, were assumed by Panthers-Delaware and, to the extent any such plans provided for the issuance or purchase of shares of Panthers-Florida Class A Common Stock, such plans now provide for the issuance or purchase of shares of Panthers-Delaware Class A Common Stock.

     It was not and is not necessary for stockholders to exchange their existing Panthers-Florida stock certificates for new certificates bearing the name of Panthers-Delaware. Shares of Panthers-Florida Class A Common Stock, which traded under the symbol "PAW" on the New York Stock Exchange (the "NYSE") prior to the Reincorporation, will continue to be traded on the NYSE under such symbol as Panthers-Delaware Class A Common Stock. The NYSE will consider the existing Panthers-Florida stock certificates as constituting "good delivery" in post-Reincorporation transactions involving Panthers-Delaware Common Stock.

     The foregoing description of the Reincorporation is not intended to be complete and is qualified in its entirety by the complete texts of the Merger Agreement, which is set forth in Exhibit
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2.1 hereto, the Certificate of Merger filed with the Secretary of State of the
State of Delaware, which is set forth in Exhibit 3.3 hereto, and the description of the purposes and effects of the Reincorporation and the manner in which it was accomplished, which are described in more detail on pages 16-24 of Panthers-Florida's Definitive Proxy Statement on Schedule 14A dated October 9, 1997, prepared in connection with the Annual Meeting, which pages are set forth in Exhibit 20.1 hereto.

     The class of Panthers-Delaware Class A Common Stock is deemed registered under the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits

          The following Exhibits are hereby filed as part of this Current Report on Form 8-K.


EXHIBIT   DESCRIPTION
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2.1       Agreement and Plan of Merger, dated November 17, 1997, by and between
          Panthers-Florida and Panthers-Delaware.*

3.1 Certificate of Incorporation of Panthers-Delaware, as filed with the Secretary of State of the State of Delaware on November 14, 1997.*

3.2       Bylaws of Panthers-Delaware.*

3.3 Certificate of Merger of Panthers-Florida and Panthers-Delaware, as filed with the Secretary of State of the State of Delaware on November 17, 1997.

20.1 Pages 16-24 of the Definitive Proxy Statement on Schedule 14A of Panthers-Florida, dated October 9, 1997 in connection with the 1997 Panthers-Florida Annual Meeting of Stockholders held on November 17, 1997.**

* Incorporated by reference to the Company's Registration Statement on Form S-4 -- SEC File 333-28951

**   Incorporated by reference to the Company's Definitive Proxy Statement on
     Schedule 14A dated October 9, 1997 (SEC File No. 1-13173)




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                                   SIGNATURES

     Panthers-Delaware has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on the 17th day of November, 1997.






                        FLORIDA PANTHERS HOLDINGS, INC.



                        /s/ William M. Pierce
                        ----------------------------
                        William M. Pierce
                        Senior Vice President and
                          Chief Financial Officer











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                                 EXHIBIT INDEX



The following Exhibits are filed herewith:


EXHIBIT   DESCRIPTION
-------   -----------

2.1 Agreement and Plan of Merger, dated November 17, 1997, by and between Panthers-Florida and Panthers-Delaware.*

3.1 Certificate of Incorporation of Panthers-Delaware, as filed with the Secretary of State of the State of Delaware on November 17, 1997.*

3.2       Bylaws of the Registrant.*

3.3 Certificate of Merger of Panthers-Florida and Panthers-Delaware, as filed with the Secretary of State of the State of Delaware on November 17, 1997.

20.1 Pages 16-24 of the Definitive Proxy Statement on Schedule 14A of Panthers-Florida, dated October 9, 1997 in connection with the 1997 Panthers-Florida Annual Meeting of Shareholders held on November 17, 1997.**



* Incorporated by reference to the Company's Registration Statement on Form S-4 -- SEC File 333-28951

**   Incorporated by reference to the Company's Definitive Proxy Statement on
     Schedule 14A dated October 9, 1997 (SEC File No. 1-13173)


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